EXHIBIT 32.1

Asia Training Institute, Inc.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Asia Training Institute, Inc. (the Company) on Form 10-K for the year ended March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Chien Heng Chiang, Principal  Executive  Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Chien Heng Chiang and will be retained by Asia Training Institute, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: June 29, 2017

By: /s/ Chien Heng Chiang

Chien Heng Chiang,

Chief Executive Officer

(Principal Executive Officer)

EXHIBIT 32.2

Asia Training Institute, Inc.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Asia Training Institute, Inc. (the Company) on Form 10-K for the year ended March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Chien-Heng Chiang, Principal  Financial  Officer of the Company, certify,  pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to Chien-Heng Chiang and will be retained by Asia Training Institute, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: June 29, 2017

By: /s/ Chien-Heng Chiang

Chien-Heng Chiang,

Chief Financial Officer

(Principal Financial Officer)